UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2004



                          CYBER PUBLIC RELATIONS, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 000-32249                             98-0222013
         (Commission File Number)            (IRS Employer Identification No.)


          8513 ROCHESTER AVENUE                          91730
      RANCHO CUCAMONGA, CALIFORNIA                     (Zip Code)
      (principal executive offices)



                                 (909) 912-0828
              (Registrant's telephone number, including area code)



            8260 Ryan Road, Richmond, British Columbia, Canada V7A2E5 (Former name or former address if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On  January  21, 2004, as a direct result of the transaction referred to in
Item 2 hereof, Steven D. Rosenthal, Robert K. Christie, and Douglas L. Parker, stockholders of Environmental Technologies, Inc., a Nevada corporation ("Entech"), and on January 27, 2004, as a direct result of the transaction referred to in Item 5 hereof, Barron Partners LP, became "control persons" of the Registrant as that term is defined in the Securities Act of 1933, as amended.

     The status of Messrs. Rosenthal, Christie, and Parker as control persons arose from the issuance of an aggregate of 9,550,000 shares of the Registrant's common stock (approximately 96.81 percent of the total issued and outstanding shares) to the 12 stockholders of Entech (three of whom were Messrs. Rosenthal, Christie, and Parker) in exchange for all of the stockholders' shares of the Entech common stock. As a result of the exchange, Entech became a wholly-owned subsidiary of the Registrant. Additionally, with the consummation of the transactions referred to in Item 2 of this Current Report, Ms. Maria Trinh, the sole officer and director of the Registrant prior to the transaction described below, resigned her positions as an officer and director of the Registrant. Steven D. Rosenthal, Robert K. Christie, Barbara Tainter, Bret Covey, and
Douglas  L.  Parker  were  elected  directors  in  her  place  and  stead.

     On January 21, 2004, the new board of directors elected the following officers:

                 OFFICE                        NAME                  AGE
                 ------                        ----                  ---
        Chief Executive Officer     Steven D. Rosenthal, Ed.D.       51
        Chief Operating Officer        Robert K. Christie            37
        Chief Financial Officer         Barbara Tainter              50
            Vice President                 Bret Covey                38
            Vice President              Douglas L. Parker            39
     Vice President of Development        Burr Northrop              40

     The following sets forth certain information concerning each of the Registrant's new directors and executive officers:

     Steven D. Rosenthal, Ed.D. has served as chief executive officer of Christie-Peterson Development since March 2002 and as chairman of the board since 2001. Prior to joining Christie-Peterson Development, Dr. Rosenthal served as chief operating officer and president of The Majestic Companies, Ltd., a publicly traded holding company with operations in modular building construction and transportation safety products, from 1997 until 2002.

     Prior to founding Christie-Peterson Development in 1995, Robert K. Christie served in senior positions managing commercial and residential construction projects, including vice president of the Anden Group and as vice president of Topa Savings and Loan.

     Barbara Tainter joined Christie-Peterson Development in October 2002. Ms. Tainter was controller of Duncan Brothers from 1994 until 2002.

     Before joining Christie-Peterson Development in June 2001 as executive vice president, from 1987 to 2001, Bret Covey was chief executive officer and president of H.B. Covey, Inc., a specialized petroleum service and environmental construction contractor.

     Douglas L. Parker has over 14 years experience related to the hazardous waste industry. He has served as president and chief executive officer of Advanced Fuel Filtrations Systems, Inc. since 1998.

     Burr Northrop, before recently joining Christie-Peterson Development, managed compliance programs and fuel system renovations at Connor Environmental, served as president of Kaliber Construction and Engineering, where he undertook soil and groundwater remediation projects. Since 1992, he has served as president of H.B. Covey, Inc.

     The status of Barron Partners LP as a control person arose as result of the completion of the acquisition on January 27, 2004 of 2,000,000 shares of the Registrant's common stock and 7,150,000 warrants to acquire shares of the Registrant's common stock.

     Security Ownership of Certain Beneficial Owners and Management. The following table sets forth, as of January 27, 2004, information concerning ownership of the Registrant's securities by:

- Each person who owns beneficially more than five percent of the outstanding shares of the Registrant's common stock;

-    Each  director;

-    Each  named  executive  officer;  and

-    All  directors  and  officers  as  a  group.


                                                           SHARES BENEFICIALLY OWNED (2)
                                                           -----------------------------
              NAME OF BENEFICIAL OWNER (1)                      NUMBER    PERCENT
              ----------------------------                      ------    -------
Steven D. Rosenthal, Ed.D. . . . . . . . . . . . . . . . . .   1,000,000     5.26%
Robert K. Christie . . . . . . . . . . . . . . . . . . . . .   3,750,000    19.72%
Barbara Tainter. . . . . . . . . . . . . . . . . . . . . . .     250,000     1.31%
Bret Covey . . . . . . . . . . . . . . . . . . . . . . . . .     650,000     3.42%
Burr Northrop. . . . . . . . . . . . . . . . . . . . . . . .     500,000     2.63%
Douglas L. Parker. . . . . . . . . . . . . . . . . . . . . .   1,250,000     6.57%
                                                               ---------  --------
All directors and executive officers as a group (six persons)  7,400,000    38.91%
                                                               =========  ========
Barron Partners LP (3) . . . . . . . . . . . . . . . . . . .   9,150,000    48.12%
_______________

(1) Unless otherwise indicated, the address for each of these stockholders is c/o Cyber Public Relations, Inc., 8513 Rochester Avenue, Rancho Cucamonga, California 91730. Please see Item 5 of this Current Report for information regarding address change. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of the Registrant's common stock which he or she beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this Current Report, there were issued and outstanding 11,865,000 shares of the Registrant's common stock and 7,150,000 warrants for the purchase of shares of the Registrant's common stock.
(3) Barron Partners LP, whose address is 730 Fifth Avenue, 9th Floor, New York, New York 10019, owns 2,000,000 shares of the Registrant's common stock and warrants for the purchase of 7,150,000 shares of the Registrant's common stock. See the exhibits referred to in Item 5 of this Current Report for a complete description of the warrants.

     There are no arrangements, known to the Registrant, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

     There are no arrangements or understandings among members of both the former and the new control groups and their associates with respect to election of directors or other matters.

     The foregoing description of the transactions is qualified in its entirety to the information contained in Item 2 of this Current Report and the full text of the Capital Stock Exchange Agreement, filed as an exhibit to this Current Report.

ITEM 2. ACQUISITION AND DISPOSITION OF ASSETS.

     On January 21, 2004 the Registrant completed the acquisition of all of the issued and outstanding shares of Entech pursuant to a Capital Stock Exchange Agreement, filed as an exhibit to this Current Report. Pursuant to the transaction, the Registrant issued an aggregate of 9,550,000 shares of the Registrant common stock to the 12 stockholders of Entech in exchange for 9,550,000 shares of Entech common stock, which represented 100 percent of the issued and outstanding shares of the common stock of Entech. A majority of the shares were issued to Steven D. Rosenthal (1,000,000 shares), Robert K. Christie (3,750,000 shares), and Douglas K. Parker (1,250,000), members of the Registrant's newly elected board of directors, and Grover G. Moss (910,000 shares), the father-in-law of Douglas K. Parker. In connection with the Stock Exchange transaction, the Registrant's stockholders canceled 1,884,000 of their 2,199,000 shares, leaving 315,000 shares issued and outstanding. In addition, all debts owing by the Registrant were cancelled by an affiliate of its former controlling stockholder, Thomas Braun, to facilitate the transaction described herein in exchange for a total additional consideration of US$275,000 paid by Entech to the stockholders of the Registrant.

     The additional consideration of US$275,000 paid by Entech was comprised of US$50,000 of Entech funds, paid at the closing of Capital Stock Exchange
Agreement to the stockholders of the Registrant, and the sum of US$225,000, delivered to the Registrant by Entech pursuant to that certain Stock Purchase Agreement by and between Entech and Barron Partners LP, dated as of January 14, 2004, and more fully described in Item 5 of this Current Report.

     The above described transaction was intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

     Entech is a Nevada corporation located in Rancho Cucamonga, California, formerly known as Parr Development, Inc., which was incorporated in 2001. Parr changed its name to Environmental Technologies in 2003. In December through a series of reverse triangular mergers, Entech acquired the following three subsidiaries:

- Christie-Peterson Development, a California corporation incorporated in 1995, a provider of construction, repair, and maintenance services for petroleum service stations in California, Nevada, and Arizona;

- H.B. Covey, Inc., a California corporation, which was founded in 1948 and incorporated in 1971, a fueling station diagnostic and maintenance company with petroleum construction experience in building and maintaining service stations; and

- Advanced Fuel Filtration Services, Inc., a California corporation incorporated in 1995, a provider of comprehensive environmental management solutions for the petroleum industry, with operations including fuel and chemical transportation, hazardous and non-hazardous waste disposal, emergency HAZMAT response, and underground storage tank cleaning and filtration services.

     The foregoing description of the transactions is qualified in its entirety to the full text of the Capital Stock Exchange Agreement and the Stock Purchase Agreement, filed as exhibits to this Current Report.

ITEM 5. OTHER EVENTS.

     On January 27, 2004, the Registrant completed the private sale of 2,000,000 shares of its common stock and 7,150,000 warrants for an aggregate consideration of US$2,000,000 to Barron Partners LP, an accredited investor, pursuant to a Stock Purchase Agreement, filed as an exhibit to this Current Report. The sale was exempt from registration pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

     The foregoing description of the transaction is qualified in its entirety to the full text of the Stock Purchase Agreement, filed as an exhibit to this Current Report.

     As of January 21, 2004, the Registrant changed its address. The Registrant's new address is 8513 Rochester Avenue, Rancho Cucamonga, California 91730. The Registrant's new telephone number is (909) 912-0828.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.
             ------------------------------------------------

     It is not practicable to file the required historical financial statements of Entech at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date that required by applicable law.

     (b)     Pro  forma  financial  information.
             -----------------------------------

     It is not practicable to file the required pro forma financial information of Entech at this time. Accordingly, pursuant to Item 7(b)(2) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)     Exhibits.
             --------

     The following exhibits are filed herewith:

EXHIBIT NO.             IDENTIFICATION OF EXHIBIT
-----------             -------------------------

   10.1 Capital Stock Exchange Agreement between the Registrant and the Stockholders of Environmental Technologies, Inc., dated January 21, 2004.

   10.2 Stock Purchase Agreement between Environmental Technologies, Inc. and Barron Partners LP, dated January 14, 2004.

   10.3 Amendment to Stock Purchase Agreement between Environmental Technologies, Inc. and Barron Partners LP, dated January 21, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2004

                            CYBER PUBLIC RELATIONS, INC.



                           By  /s/Steven D. Rosenthal
                             ---------------------------------------------------
                             Steven D, Rosenthal, Ed.D., Chief Executive Officer